Exhibit 10.1
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                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
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     AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of August 31, 2004, by and among Hirsch International Corp., a Delaware corporation ("Borrower"), HAPL Leasing Co., Inc. ("HAPL"), Hirsch Business Concepts, LLC ("HBC"), Sedeco, Inc. ("Sedeco") and Hometown Threads, LLC ("Hometown", and together with HAPL, HBC and Sedeco, individually, each a "Guarantor" and collectively, "Guarantors") and Congress Financial Corporation, a Delaware corporation ("Lender").

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, Lender and Borrower have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of November 26, 2002, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of April 28, 2003, Amendment No. 2 to Loan and Security Agreement, dated as of July 16, 2003, and Amendment No. 3 to Loan and
Security Agreement, dated as of April 30, 2004, by and among Lender, Borrower and Guarantors (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

     WHEREAS, Borrower and Guarantors have requested that Lender amend certain provisions of the Loan Agreement;

     WHEREAS, Lender is willing to agree to such amendments, subject to the terms and conditions set forth herein; and

     WHEREAS, by this Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments;

     NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1.   Definitions.

          (a) Additional Definition. As used herein, the term "Fee Reduction Period" shall mean the period commencing on September 1, 2004 and ending on the earlier of (i) the occurrence of a Default or Event of Default and (ii) February 28, 2005.

          (b) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

     2.   Servicing Fee.  Notwithstanding  anything to the contrary contained in
          Section 3.3 of the Loan Agreement, during the Fee Reduction Period, the amount of the monthly servicing fee payable by Borrower to Lender under such section shall be reduced to $2,000 in respect of Lender's services for each month (or part thereof). After the Fee Reduction Period, such servicing fee shall be payable in the amount set forth in
          Section 3.3 of the Loan Agreement.

     3.   Unused Line Fee. Notwithstanding anything to the contrary contained in
          Section 3.4 of the Loan Agreement, during the Fee Reduction Period, Borrower shall not be required to make any payment to Lender in respect of the unused line fee provided for in such section of the Loan Agreement. After the Fee Reduction Period, Borrower shall be required to pay the unused line fee as set forth in Section 3.4 of the Loan Agreement.

     4. Letter of Credit Fee. Notwithstanding anything to the contrary contained in Section 2.2(b) of the Loan Agreement, during the Fee Reduction Period, the letter of credit and acceptance fee payable by Borrower to Lender in connection with the Letter of Credit Accommodations, other than Letter of Credit Accommodations consisting of banker's acceptances, shall be reduced to a rate equal to one and one-half (1 1/2%) percent per annum on the daily outstanding balance of such Letter of Credit Accommodations. After the Fee Reduction Period, such letter of credit and acceptance fee shall be payable in the amount set forth in Section 2.2(b) of the Loan Agreement.

     5. Collateral Reporting. Notwithstanding anything to the contrary contained in Section 7.1(a)(i) of the Loan Agreement, during the Fee Reduction Period, Borrower shall only be required to provide to Lender schedules of sales made, collections received and credit memos issued for the immediately preceding month as soon as possible after the end of each month (but in any event within five (5) Business Days after the end thereof), or more frequently as Lender may request at any time that Excess Availability is less than $5,000,000, or a Default or Event of Default shall exist or have occurred and be continuing, or at any time that Borrower has requested any Loans or as Lender may otherwise request. After the Fee Reduction Period, Borrower shall be required to provide such schedules in accordance with Section 7.1(a)(i) of the Loan Agreement.

     6. Field Examinations. Unless and until Borrower may request a Loan, so long as no Default or Event of Default exists or has occurred and is continuing, Lender will not conduct a field examination of the business or assets of Borrower.

     7.   Additional Conditions Precedent.

          (a) In addition to the satisfaction of each of the conditions precedent to the making of any Loans or providing any Letter of Credit Accommodations set forth in Section 4.2 of the Loan Agreement, on and after the date hereof, it shall be an additional condition precedent to the making of any Loan that:
               (a) Lender shall have received a written request from Borrower for such Loan not less than forty five (45) days prior to the date of making such Loan, and (b) Lender shall have completed a field examination of the business and assets of Borrower in accordance with its customary practices or as is otherwise required by Lender under the circumstances and the results of such field examination shall in all respects be satisfactory to Lender (or Lender may at its option reduce the advance rates, establish reserves or otherwise modify the terms under which it is willing to make any Loans or provide Letter of Credit Accommodations based on the results of such field examination) and (c) as to any Letter of Credit Accommodation, Lender shall have received and be in possession of Collateral consisting of cash of Borrower in an amount equal to one hundred ten (110%) percent of the face amount of the Letter of Credit Accommodation requested.

     8. EBITDA. Section 9.17 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                 "9.17 Minimum EBITDA. As of the last day of the fiscal quarter of Borrower ending on January 31, 2005 and as of the last day of each fiscal quarter of Borrower thereafter, the EBITDA of Borrower and its Subsidiaries for the immediately preceding four (4) consecutive fiscal quarters (treated as a single accounting period) shall be not less than negative $2,950,000."

     9. Minimum Excess Availability. Notwithstanding anything to the contrary contained in Section 9.19 of the Loan Agreement, during the Fee Reduction Period, Borrower shall not be required to comply with the maintenance of the minimum Excess Availability provided for therein. After the end of the Fee Reduction Period, Borrower shall be required to comply with Section 9.19 of the Loan Agreement in accordance with its terms.

     10. Cash Collateral. Without limiting any other rights of Lender, or the prior grant to Lender of any security interest in the Collateral, Borrower hereby confirms and agrees that it has granted to Lender a security interest in and lien upon, and pledge of, cash at any time now or hereafter held or received by or in transit to Lender from or for the account of Borrower as collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations. With respect to any Letter of Credit Accommodations provided as of the date hereof and at any time on or prior to the request by Borrower of any Letter of Credit Accommodation after the date hereof, Borrower shall deliver, or cause to be delivered to Lender, additional cash in an amount not less than one hundred ten (110%) percent of the amount of the Letter of Credit Accommodation requested. Such cash shall be collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations. All of such cash described in this Section 10 whether delivered to Lender prior to or after the date hereof is referred to herein as the "Cash Collateral". The Cash Collateral shall be held by Lender in an account designated by Lender for such purposes in its books and records and may be commingled with Lender's own funds. Borrower shall have no right to be paid or to draw upon any of the Cash Collateral until all of the Obligations have been indefeasibly paid and satisfied in full. If and when all of the Obligations have been indefeasibly paid and satisfied in full (or sooner if Lender so determines), any sums still held by Lender as Cash Collateral hereunder shall be returned to Borrower (subject to applicable law or court order).

     11. Additional Representations, Warranties and Covenants. Borrower and each Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans or Letter of Credit Accommodations by Lender to Borrower:

          (a) After giving effect to the provisions of this Amendment, no Event of Default exists or has occurred as of the date of this Amendment.

          (b) This Amendment has been duly executed and delivered by Borrower and each Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of Borrower and each Guarantor enforceable against each of them in accordance with their respective terms.


     12. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the receipt by Lender of this Amendment duly authorized, executed and delivered by the parties hereto.

     13. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrower and Guarantors shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     14. Governing Law. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

     15. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     16. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

     17.  Counterparts.  This  Amendment  may  be  executed  in  any  number  of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.


                                                 CONGRESS FINANCIAL CORPORATION

                                                     By:/s/ Dionne S. Rice
                                                     ----------------------
                                                     Title:Vice-President
                                                     --------------------

                                                     HIRSCH INTERNATIONAL CORP.

                                                     By:/s/ Beverly Eichel
                                                     ---------------------

                                                     Title:V.P. & CFO
                                                     ----------------

                                                     HAPL LEASING CO., INC.

                                                     By:/s/Beverly Eichel
                                                     --------------------

                                                     Title:V.P. & CFO
                                                     ----------------

                                                     SEDECO, INC.

                                                     By:/s/Beverly Eichel
                                                     --------------------

                                                     Title:V.P. & CFO
                                                     ----------------

                                                  HIRSCH BUSINESS CONCEPTS, LLC

                                                     By:/s/Beverly Eichel
                                                     --------------------

                                                     Title:V.P. & CFO
                                                     ----------------

                                                     HOMETOWN THREADS, LLC

                                                     By:/s/Beverly Eichel
                                                     --------------------

                                                     Title:V.P. & CFO
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